                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 30, 2003
                                                 ------------------------------

                               Mirant Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                   001-16107               58-2056305
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(State or other jurisdiction    (Commission File    (IRS Employer Identification
      of incorporation)               Number)                   No.)


1155 Perimeter Center West Suite 100, Atlanta, Georgia               30338
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        (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code          (678) 579-5000
                                                  ------------------------------


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 7.         Financial Statements and Exhibits

c) Exhibits. The following exhibits are furnished with this document.

   Exhibit
   Number         Description
   ------         -----------

   99.1 News release reporting year end 2002 financial results, issued by Mirant Corporation on April 30, 2003.

Item 9.           Regulation FD Disclosure.

On April 30, 2003, Mirant Corporation (the "Company") issued the news release attached hereto as Exhibit 99.1 reporting the financial results of the Company for the year ended December 31, 2002 (the "Earnings Release").

Item 12. Results of Operations and Financial Condition.

The information under this caption is furnished by the Company under Item 9 in place of Item 12 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

The Earnings Release reports the financial results of the Company for the year ended December 31, 2002.

All of the information furnished in Items 7, 9 and 12 of this report, including the accompanying exhibit, shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.


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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 30, 2003                   MIRANT CORPORATION




                                       By /s/ Harvey A. Wagner
                                          -------------------------------
                                       Harvey A. Wagner
                                       Executive Vice President and
                                       Chief Financial Officer
                                       (Principal Financial Officer)


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                                  EXHIBIT INDEX

99.1 News release reporting year end 2002 financial results, issued by Mirant Corporation on April 30, 2003.


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